UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 28, 2007

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2007, Mr. Mark A. Featherstone was elected as Quaker Chemical Corporation’s Vice President, Chief Financial Officer and Treasurer, effective April 9, 2007. The Corporation filed a Form 8-K on April 4, 2007, to reflect his election to this new position. As of the date of the filing, Mr. Featherstone’s compensation had not changed.

On June 28, 2007, Mr. Featherstone signed a Memorandum of Employment (“Agreement”) reflecting compensation adjustments following his appointment as Vice President, Chief Financial Officer and Treasurer of the Corporation. Under the terms of the Agreement, his annualized base salary has been established at $220,008, retroactive to April 9, 2007. He remains eligible to participate in the Corporation’s Global Annual Incentive Plan (“GAIP”) and, for 2007, he is entitled to a maximum award percentage under the GAIP of 50% of his base salary dependent upon the Corporation’s financial results and personal objectives. Under the Corporation’s 2006 Long-Term Performance Incentive Plan (“LTIP”), Mr. Featherstone’s award for the 2007-2009 performance period remains the same. It includes a time-based restricted stock award of 1,200 shares of the Corporation’s Common Stock vesting on February 22, 2010 and a cash award of $14,000 determined by performance over the three-year period based on relative total shareholder returns against a pre-determined peer group. Such awards were approved by the Corporation’s Compensation/Management Development Committee on February 22, 2007. Because Mr. Featherstone’s relative position among executive officers within the Corporation’s organizational structure has been heightened, it will be recommended that his award level for the 2008-2010 performance period under the LTIP reflect this move. In the event Mr. Featherstone is terminated by the Corporation for any reason other than cause, he will be paid 12 months of severance at his annual base pay rate. In addition, the Agreement contains covenants of non-disclosure and non-compete.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included as part of this report:

Exhibit No.
10	Memorandum of Employment dated June 28, 2007 between Quaker Chemical Corporation and Mark A. Featherstone.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: July 2, 2007	By:	/s/ D. JEFFRY BENOLIEL
D. Jeffry Benoliel Vice President, Secretary and General Counsel